SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    November 18, 2002

ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-7882	94-1692300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One AMD Place, P.O. Box 3453 Sunnyvale, California	94088-3453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (408) 732-2400

Item 5.    Other Events.

On November 18, 2002, AMD issued a press release which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Number	Exhibit
99.1	Press Release dated November 18, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MICRO DEVICES, INC.

Date: November 18, 2002	By:	/s/ THOMAS M. MCCOY
Thomas M. McCoy Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated November 18, 2002.